FIRST EAGLE FUNDS

First Eagle Global Income Builder Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED JANUARY 2, 2013
TO PROSPECTUS DATED MARCH 1, 2012

Fees and Expenses

First Eagle Investment Management LLC is pleased to have extended the Fee Waiver and Expense Reimbursement Agreement benefiting First Eagle Global Income Builder Fund as follows:

First Eagle Global Income Builder Fund

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items) of this Fund’s Class A shares do not exceed 1.30%, Class C shares do not exceed 2.05%, and Class I shares do not exceed 1.05% through December 31, 2013.

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The information in this Supplement modifies the First Eagle Global Income Builder Fund Prospectus dated March 1, 2012. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Prospectus entitled “First Eagle Global Income Builder Fund—Fees and Expenses.”